QUARTERLY RESULTS (UNAUDITED) (Tables)	12 Months Ended
Dec. 31, 2015
Quarterly Financial Information Disclosure [Abstract]
Schedule of quarterly results

	First(2)		Second		Third		Fourth(2)
	2015	2014	2015	2014	2015	2014	2015	2014
Revenues	$571.2	$659.3	$615.1	$706.3	$589.5	$681.5	$612.7	$722.5
Gross profit	188.3	208.7	211.2	238.9	197.9	234.9	194.8	254.0
Net income (loss) (1)	23.1	19.6	46.7	37.8	(4.2)	56.3	21.8	22.2
Less: Net income (loss) attributable to noncontrolling interests	(0.3)	(0.4)	(0.4)	0.6	(0.1)	0.8	0.7	0.4
Net income (loss) attributable to SPX FLOW, Inc.	$23.4	$20.0	$47.1	$37.2	$(4.1)	$55.5	$21.1	$21.8

Basic income (loss) per share of common stock	$0.57	$0.49	$1.15	$0.91	$(0.10)	$1.36	$0.52	$0.53
Diluted income (loss) per share of common stock	$0.57	$0.49	$1.15	$0.91	$(0.10)	$1.36	$0.51	$0.53

(1)
During the fourth quarter of 2015, we recognized a gain, net of taxes, of $1.3, related to changes in the fair value of plan assets, actuarial gains/losses, and curtailment gains associated with our pension and postretirement plans. During the third quarter of 2015, we recognized a loss, net of taxes, of ($5.0), related to changes in the fair value of plan assets, actuarial gains/losses, and curtailment gains associated with our and SPX’s pension plans. The third quarter loss resulted primarily from the formation of a new SPX FLOW domestic nonqualified pension plan in connection with the Spin-Off and its related remeasurement and, to a lesser extent, our allocated share of a curtailment gain and actuarial loss related to an amendment to certain of SPX’s U.S. pension plans to freeze all benefits for active non-union participants.

During the fourth and third quarters of 2015, we recorded impairment charges, net of taxes, of $5.4 and $10.9, respectively, related to the trademarks and certain technology assets of certain businesses within our Food and Beverage and Power and Energy reportable segments.
During the third quarter of 2015, we recognized Special Charges, net of taxes, of $16.5 related to the ongoing consolidation and relocation of two manufacturing facilities, located in Germany and Denmark, to an existing facility in Poland.
During the third quarter of 2015 and fourth quarter of 2014, we recorded income tax charges of $7.4 and $18.6, respectively, related to repatriation of certain earnings of our non-U.S. subsidiaries.   During the second quarter of 2014, we recorded an income tax charge of $17.0 resulting from increases in valuation allowances recorded against certain deferred income tax assets.
During the fourth and first quarters of 2014, we recognized a loss, net of taxes, of ($16.5) and ($1.1), respectively, related to changes in fair value of plan assets, actuarial losses, and settlement losses associated with our and an allocated share of SPX’s pension and postretirement plans. The fourth quarter settlement loss related to the partial annuitization of SPX’s U.K. Pension Plan and the first quarter settlement loss related to a lump-sum payment action related to one of SPX’s U.S. pension plans.
During the fourth quarter of 2014, we recorded impairment charges, net of taxes, of $9.2 related to the trademarks of certain businesses within our Power and Energy and Industrial reportable segments.

(2)
We establish actual interim closing dates using a fiscal calendar, which requires our businesses to close their books on the Saturday closest to the end of the first calendar quarter, with the second and third quarters being 91 days in length. Our fourth quarter ends on December 31. The interim closing dates for the first, second and third quarters of 2015 were March 28, June 27 and September 26, compared to the respective March 29, June 28 and September 27, 2014 dates. This practice only affects the quarterly reporting periods and not the annual reporting period. We had one less day in the first quarter of 2015 and one more day in the fourth quarter of 2015 than in the respective 2014 periods.